UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

USANA HEALTH SCIENCES, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On March 31, 2023, USANA Health Sciences, Inc. (“we,” “us,” “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with our 2023 Annual Meeting of Shareholders to be held on May 10, 2023.

This supplement to the Proxy Statement (the “Supplement”) is being filed to add a fourth proposal inserted as Proposal No. 4, which is an advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. We are asking our shareholders to vote, on an advisory and non-binding basis, with respect to the frequency of holding of an advisory vote on executive compensation, as described in this Supplement to Proxy Statement dated April 14, 2023. The Board of Directors (“Board”) recommends that the Company continue to hold such an advisory vote on an annual basis and that the shareholders therefore vote for a frequency of “EVERY YEAR”.

This Supplement includes (i) the updated Notice of Annual Meeting of Shareholders reflecting the addition of Proposal No. 4; (ii) the Supplement, which adds Proposal No. 4 to the Proxy Statement; and (iii) the amended proxy card to be distributed to the Company’s shareholders reflecting the addition of Proposal No. 4. No other changes are being made to the Proxy Statement.

Notice of Annual Meeting of Shareholders

To Our Shareholders:

You are invited to participate in the Annual Meeting of Shareholders of USANA Health Sciences, Inc. on Wednesday, May 10, 2023, at 11:00 a.m., Mountain Daylight Time. We will conduct the Annual Meeting via a live webcast. There will not be an option for you to attend the Annual Meeting in person. You will be able to participate in the Annual Meeting and vote your shares electronically during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/USNA2023 and entering the 16-digit control number provided in your proxy materials. Only shareholders who owned stock of record at the close of business on March 13, 2023 can vote at this meeting or any adjournments or postponements thereof that may take place.

At the Annual Meeting we will consider and act upon the following matters as more fully described in the Proxy Statement and the Supplement to the Proxy Statement:
(1)	election of eight directors named in the Proxy Statement, each for a term of one year or until their respective successors have been elected and qualified;
(2)	ratification of the appointment of KPMG LLP as our independent registered public accounting firm for Fiscal Year 2023;
(3)	approval, on an advisory basis, of our executive compensation, as described in these proxy materials (a say-on-pay vote); and
(4)
a non-binding, advisory vote of the Company’s shareholders regarding the frequency with which the shareholders shall have the advisory, non-binding say-on-pay vote on compensation paid to our named executive officers; and

(5)	such other business as may properly come before the meeting or at any postponement or adjournment thereof.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our Annual Report on Form 10-K for fiscal 2022 via the Internet. On March 31, 2023, we mailed to shareholders as of the record date a notice with instructions on how to access our Annual Meeting materials and vote via the Internet, by mail, or by telephone.

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Your vote is important to us. Whether or not you plan to participate in the Annual Meeting, we encourage you to review the accompanying proxy statement for information relating to each of the proposals and to cast your vote promptly.

By Order of the Board of Directors,

USANA Health Sciences, Inc.
3838 West Parkway Boulevard
Salt Lake City,
Utah 84120-6336
(801) 954-7100

Supplement to the Proxy Statement
for the 2023 Annual Meeting of Shareholders
to be held Wednesday, May 10, 2023

We are furnishing this Supplement to our Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of USANA Health Sciences, Inc. for our Annual Meeting of Shareholders (the “Annual Meeting”) to be held via live webcast on Wednesday, May 10, 2023, at 11:00 a.m. (Mountain Daylight Time), and any adjournment or postponement thereof (the “Annual Meeting”). Online access is at www.virtualshareholdermeeting.com/USNA2023, beginning at 10:55 a.m. Mountain Daylight Time. Shareholders of record as of the close of business on March 13, 2023 (the “Record Date”) may vote and participate in the Annual Meeting using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials or on your proxy card or by following the instructions contained in your proxy materials. A Notice of Internet Availability of Proxy Materials was first mailed or delivered on March 31, 2023. In this Proxy Statement, we use the terms “USANA,” the “Company,” “we,” “our,” “ours,” and “us” to refer to USANA Health Sciences, Inc., a Utah corporation, and not to any other person.

On March 31, 2023, we filed our Proxy Statement relating to the Annual Meeting with the Securities and Exchange Commission (the “SEC”) and made it available to our shareholders on the Internet. Subsequent to that date, we determined that we had inadvertently omitted the required proposal to shareholders regarding the frequency of future advisory votes regarding the compensation of our named executive officers. This Supplement has been prepared to provide our shareholders with information regarding a new non-binding, advisory vote regarding the frequency with which the Company’s shareholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers (the “Say-On-Frequency Proposal”). The Say-on-Frequency Proposal has been added to the Proxy Statement by this Supplement as Proposal No. 4.

This Supplement is being furnished to our shareholders of record as of the Record Date, pursuant to the accompanying Amended Notice of Annual Meeting of Shareholders. This Supplement and the Amended Notice of Annual Meeting of Shareholders supplement and amend the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated March 31, 2023, previously made available to our shareholders. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our shareholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Shareholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Proposal No. 4. Shareholders of record may vote on all four proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board.

IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal No. 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, May 10, 2023.

The Company’s 2023 Notice of Annual Meeting of Shareholders, as amended, the Company’s 2023 Proxy Statement, this Supplement to Proxy Statement, the form of Proxy Card, and the Company’s Annual Report to Shareholders for the year ended 2022 are also available at www.usana.com.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION – PROPOSAL NO. 4 ON THE PROXY CARD

In Proposal No. 3, shareholders are asked to cast a non-binding advisory vote with respect to the compensation of our Named Executive Officers which is described in the section titled “Compensation Discussion and Analysis” and in the related compensation tables and narrative discussion in this Proxy Statement. This advisory vote is typically referred to as a “say-on-pay” vote. In this Proposal No. 4, the Board is also asking shareholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Shareholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote. The frequency receiving the greatest number of votes will be the frequency recommended by the shareholders. Abstentions and broker non-votes are not considered votes cast for any frequency.

The Board recommends that the advisory vote on executive compensation be held every year. An annual vote will allow our shareholders to provide us with regular input on the important subject of executive compensation and allow the Board and its Compensation Committee to consider any issue of concern to shareholders as promptly as possible. Although the vote on the frequency of advisory votes on executive compensation is not binding, the Compensation Committee and the Board will consider the result of the vote in determining what the frequency will be.

The Board of Directors of the Company unanimously recommends that you vote for a frequency of “EVERY Year” on Proposal No.4.

SOLICITATION OF PROXIES

If you have already voted and do not submit a new (amended) proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will be considered an abstention in determining the outcome of Proposal 4.

If you sign and return the enclosed proxy card, it will revoke and replace any previous proxy you have submitted, so it is important to indicate your vote on each proposal on the enclosed proxy card.

Your shares will be voted as specified on the enclosed proxy card. If a proxy card is signed without choices specified, those shares will be voted FOR the election of the directors as recommended by the Board, as stated in this Proxy Statement and in the Notice of Internet Availability of Proxy Materials, (Proposal No. 1), FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023 (Proposal No. 2), FOR the approval on an advisory basis of executive compensation (Proposal No. 3), “EVERY YEAR” for the frequency of the advisory vote on named executive officer compensation (Proposal No. 4), and at the discretion of the proxies on any other matters.

You are encouraged to complete, sign and return the proxy card or vote your shares via the phone or internet even if you expect to participate in the meeting. If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy.  If you participate in the live webcast, you may revoke your proxy and vote during the virtual meeting.

USANA HEALTH SCIENCES, INC.
ATTN: JOSHUA FOUKAS
3838 W. PARKWAY BLVD.
SALT LAKE CITY, UT 84120

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/USNA2023**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Kevin G. Guest
02) Xia Ding
03) John T. Fleming
04) Gilbert A. Fuller
05) J. Scott Nixon, CPA
06) Peggie J. Pelosi
07) Frederic Winssinger
08) Timothy E. Wood, Ph.D.

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Ratify the selection of KPMG LLP as our independent registered public accounting firm for the Fiscal Year 2023.	☐	☐	☐
3. Approve on an advisory basis the Company's executive compensation, commonly referred to as a "Say on Pay" proposal.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. An advisory (non-binding) vote on the frequency of the advisory vote on named executive officer compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000610346_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

USANA HEALTH SCIENCES, INC.
Annual Meeting of Shareholders
May 10, 2023 11:00 AM MDT
This proxy is solicited by the Board of Directors

The shareholder executing and delivering this Proxy hereby appoints Kevin G. Guest and G. Douglas Hekking and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned as of March 13, 2023, at the Annual Meeting of Shareholders of USANA Health Sciences, Inc., to be held at www.virtualshareholdermeeting.com/USNA2023, on Wednesday, May 10, 2023, at 11:00 a.m., Mountain Daylight Time, or at any adjournment thereof. This Proxy is given in accordance with the instructions indicated and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

0000610346_2 R1.0.0.6

Continued and to be signed on reverse side